LORD ABBETT GLOBAL FUND

Lord Abbett Global Allocation Fund

Supplement dated July 22, 2011 to the

Statement of Additional Information dated May 1, 2011

1.	The following replaces the second paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 36 of the statement of additional information:

As stated in the prospectus, the Global Allocation Fund is managed by an experienced portfolio manager responsible for the investment decisions together with a team of investment professionals who provide asset allocation analysis and research. Robert I. Gerber heads the team and is primarily responsible for the day-to-day management of the Global Allocation Fund.

2.

The following replaces the rows of the table regarding the Global Allocation Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 37 of the statement of additional information:

Other Accounts Managed+ (Number of Accounts and Total Net Assets)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Global Allocation Fund	Robert I. Gerber	6 / $3,422	0 / $0	0 / $0
+ Total net assets are in millions.

3.

The following replaces the rows of the table regarding the Global Allocation Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on page 38 of the statement of additional information:

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Global Allocation Fund	Robert I. Gerber*				X
* The amount shown is as of July 21, 2011.

Please retain this document for your future reference.